UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 8, 2020

ARYA SCIENCES ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-38688	98-1436307
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

51 Astor Place, 10th Floor New York, NY		10003
(Address of principal executive offices)		(Zip Code)

(212) 284-2300

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A ordinary shares included as part of the units	ARYA	The NASDAQ Stock Market LLC

Warrants included as part of the units, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	ARYAW	The NASDAQ Stock Market LLC

Units, each consisting of one Class A ordinary share, $0.0001 par value, and one-half of one redeemable warrant	ARYAU	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On January 2, 2020, ARYA Sciences Acquisition Corp. (the “Company”) received a letter (the “Notification Letter”) from the staff of the Listing Qualifications Department of The Nasdaq Stock Market (“NASDAQ”) notifying the Company that it no longer complies with NASDAQ Listing Rule 5620(a) for continued listing due to its failure to hold an annual meeting of shareholders within twelve months of the end of the Company’s fiscal year ended December 31, 2018. The Company has 45 calendar days from January 2, 2020 to submit a plan to regain compliance. If NASDAQ accepts the Company’s plan, NASDAQ may grant an exception of up to 180 calendar days from the fiscal year end, or until June 29, 2020, to regain compliance.

The Notification Letter does not impact the Company’s listing on NASDAQ at this time, and the Company’s Class A ordinary shares, units and warrants will continue to trade on NASDAQ under the symbols “ARYA,” “ARYAU” and “ARYAW,” respectively.

The Company does not expect that the Notification Letter will affect its ability to consummate an initial business combination. The Company intends to file and mail to its shareholders a definitive proxy statement and to hold an annual meeting prior to June 29, 2020 to regain compliance with the NASDAQ listing rules.

Cautionary Note Regarding Forward-Looking Statements

The information included herein includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of present or historical fact included herein, regarding the Company’s ability to regain compliance with Nasdaq Listing Rule 5620(a), prospects, plans and objectives of management are forward looking statements. When used herein the words “could,” “should,” “will,” “may,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project,” the negative of such terms and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on management’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. Except as otherwise required by applicable law, the Company disclaims any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date hereof. The Company cautions you that these forward-looking statements are subject to all of the risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of the Company. Should one or more of these risks occur, or should underlying assumptions prove incorrect, actual results and plans could different materially from those expressed in any forward-looking statements. Additional information concerning these and other factors that may impact the Company’s expectations and projections can be found in its periodic filings with the SEC, including the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018. The Company’s SEC filings are available publicly on the SEC’s website at www.sec.gov.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARYA Sciences Acquisition Corp.

Date: January 8, 2020	By:	/s/ Michael Altman
		Name:	Michael Altman
		Title:	Chief Financial Officer